THE RBB FUND, INC.

PERIMETER SMALL CAP GROWTH FUND

(the “Fund”)

Supplement dated February 8, 2010

to the Investor Class Shares and I Shares Prospectuses

dated November 5, 2009

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES.

Immediately prior to the opening of business on February 8, 2010, substantially all of the assets of the Perimeter Small Cap Growth Fund (the “Predecessor Fund”), a portfolio of The Advisers Inner Circle Fund II, were transferred to the Fund in a tax-free reorganization. This reorganization was approved by the Predecessor Fund at a Meeting of Shareholders held on January 14, 2010.

Please retain this Supplement for future reference.